Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the accompanying Quarterly Report of MSC Income Fund, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended June 30, 2025 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Cory E. Gilbert, the Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ CORY E. GILBERT
Cory E. Gilbert
Date: August 14, 2025